UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Registrants’ telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange
Huntsman International LLC	NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2021, Huntsman Corporation (the “Company”) announced that Phil Lister, 48, has been appointed Executive Vice President and Chief Financial Officer, to be effective on July 1, 2021. Mr. Lister has spent his entire career with the Company or its predecessors, starting in the polyurethanes division of Imperial Chemical Industries, which Huntsman acquired in 1999. He has served in various roles, most recently as Vice President, Corporate Development, and prior to that as Vice President, Global Finance and Strategic Planning for the polyurethanes division. Mr. Lister holds a bachelor’s degree in Business and German from the University of Birmingham, U.K., and is a member of the Chartered Institute of Management Accountants.

There was no arrangement or understanding between Mr. Lister and any other person pursuant to which Mr. Lister was appointed Executive Vice President and Chief Financial Officer of the Company. There are no transactions in which Mr. Lister has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board of Directors of the Company approved an initial equity award to Mr. Lister to be valued at $610,000, 50% of which will be granted in restricted stock and 50% of which will be granted in performance share units.  The award will be valued based on the closing price of the Company’s common stock on July 1, 2021, will be awarded upon the effectiveness of Mr. Lister’s appointment and will vest in three equal annual installments beginning on the first anniversary of the date of grant.

As Executive Vice President and Chief Financial Officer, Mr. Lister will receive salary, cash performance awards and stock-based equity compensation and will be eligible to participate in the Company’s benefit plans and receive payments and benefits upon certain severance events through the Company’s Executive Severance Plan. A description of the Executive Severance Plan is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 18, 2021.

A press release announcing Mr. Lister’s appointment is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K.

(d) Exhibits

Number	Description of Exhibits

99.1	Press Release dated June 4, 2021.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ DAVID STRYKER
Executive Vice President, General Counsel and Secretary

Dated:     June 7, 2021

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